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



Household Consumer Loan Trust, Series 1997-2
Deposit Trust Calculations
Previous Due Period Ending                          Mar 31, 2000
Current Due Period Ending                           Apr 30, 2000
Prior Distribution Date                             Apr 14, 2000
Distribution Date                                   May 12, 2000


Beginning Trust Principal Receivables           3,685,550,926.18
Average Principal Receivables                   3,685,447,607.61
FC&A Collections (Includes Recoveries)             59,836,905.01
Principal Collections                             117,469,064.43
Additional Balances                                43,755,280.88
Net Principal Collections                          73,713,783.55
Defaulted Amount                                   26,397,362.00
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,592,643.00

Beginning Participation Invested Amount           567,201,663.91
Beginning Participation Unpaid Principal          567,201,663.90
Balance
Ending Participation Invested Amount              551,794,252.27
Ending Participation Unpaid Principal Balance     551,794,252.26

Accelerated Amortization Date                       Oct 31, 2002
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   8.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)  0=NO, 1=YES

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 567,201,663.91
Numerator for Fixed Allocation                    582,661,431.58
Denominator - Max(Sum of Numerators, Principal  3,685,447,607.61
Receivables)
Applicable Allocation Percentage                        15.3903%
Investor FC&A Collections                           9,209,082.78

Series Participation Interest Default Amount
Numerator for Floating Allocation                 567,201,663.91
Denominator - Max(Sum of Numerators, Principal  3,685,447,607.61
Receivables)
Floating Allocation Percentage                          15.3903%
Series Participation Interest Default Amount        4,062,634.79


Principal Allocation Components
Numerator for Floating Allocation                 567,201,663.91
Numerator for Fixed Allocation                    582,661,431.58
Denominator - Max(Sum of Numerators, Principal  3,685,447,607.61
Receivables)


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Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           7.5000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               7.5000%
(c) Rate Sufficient to Cover Interest, Yield             6.1810%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          567,201,663.90
Principal Balance
(e) Actual days in the Interest Period                        28
Series Participation Monthly Interest, [a*d*e]      3,308,676.37

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,          15,407,411.64
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)      11,344,776.85
or e]
(b) prior to Accelerated Amort. Date or not        11,344,776.85
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                      15.3903%
(d) Net Principal Collections                      73,713,783.55
(e) after Accelerated Amort Date or Early Amort    18,571,609.35
Period, [f*g]
(f) Fixed Allocation Percentage                         15.8098%
(g) Collections of Principal
                                                  117,469,064.43

(h) Minimum Principal Amount, [Min(i,l)]            8,415,801.82
(i)  Floating Allocation Percentage of             18,078,848.46
Principal Collections
(j) 2.5% or 2.2% of the Series Participation 12,478,436.61 Interest Invested Amount
(k) Series Participation Interest Net Default       4,062,634.79
Payment Amount
(l)  the excess of (j) over (k)                     8,415,801.82

(m) Series Participation Interest Net Default       4,062,634.79
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     9,209,082.78
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      3,308,676.37
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        4,062,634.79
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  945,336.11
Excess [Sec. 4.11(a)(vi)]                             892,435.51

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Seller's Interest
                                                  854,551,681.27

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


Series 1997-2  Owner Trust Calculations

Due Period Ending       Apr 30, 2000

Payment Date            May 15, 2000




Calculation of Interest Expense


Index (LIBOR)                    6.130000%

Accrual end date              May 15, 2000
accrual beginning date        Apr 17, 2000
and days in Interest Period             28

               Class A-1    Class A-2   Class A-3     Class B   Certificates  Overcoll
                                                                                Amount
Beginning    294,823,477   48,000,000  88,128,399  48,212,141    39,704,116  48,333,529
Unpaid
Principal
Balance

Previously          0.00         0.00        0.00        0.00          0.00
unpaid
interest/yield

Spread to          0.18%        0.29%       0.40%       0.65%         1.00%
index

Rate (capped   6.310000%    6.420000%   6.530000%   6.780000%     7.130000%
at 12.5%,
14%, 14%,
14%, 15%)

Interest/Yield 1,446,928      239,680     447,594     254,239       220,181
Payable on the
Principal
Balance

Interest on         0.00         0.00        0.00        0.00          0.00
previously
unpaid
interest/yield

Interest/Yield 1,446,928      239,680     447,594     254,239       220,181
Due

Interest/Yield 1,446,928      239,680     447,594     254,239       220,181
Paid


Summary



Beginning
Security     294,823,477   48,000,000  88,128,399  48,212,141    39,704,116  48,333,529
Balance

Beginning
Adjusted     294,823,477   48,000,000  88,128,399  48,212,141    39,704,116
Balance

Principal      8,008,633         0.00   3,697,779   1,309,630     1,078,519   1,431,018
Paid

Ending
Security     286,814,844   48,000,000  84,430,621  46,902,511    38,625,598  47,020,678
Balance

Ending
Adjusted     286,814,844   48,000,000  84,430,621  46,902,511    38,625,598
Balance

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


Ending                                                              7.0000%
Certificate
Balance as %
Participation
Interest
Invested
Amount

Targeted
Balance      286,933,011   60,697,368  84,430,621  46,902,511    38,625,598

Minimum
Adjusted                   16,000,000  30,000,000  19,000,000    14,000,000  17,000,000
Balance

Certificate
Minimum                                                           5,573,674
Balance

Ending OC
Amount as                                                                    29,439,469
Holdback
Amount

Ending OC
Amount as                                                                    17,581,210
Accelerated
Prin Pmts



Beginning           0.00         0.00        0.00        0.00          0.00        0.00
Net Charge
offs

Reversals           0.00         0.00        0.00        0.00          0.00        0.00

Charge offs         0.00         0.00        0.00        0.00          0.00        0.00

Ending Net          0.00         0.00        0.00        0.00          0.00        0.00
Charge Offs


Interest/Yie  $1.5865440   $4.9933333  $4.9732706  $4.4603279    $5.2424138
ld Paid per
$1000

Principal     $8.7813961   $0.0000000 $41.0864309 $22.9759649   $25.6790193
Paid per
$1000

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


Series 1997-2  Owner Trust Calculations
Due Period                                            April 2000
Payment Date                                        May 15, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections       15,407,411.64
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                         118,167.01

Series Participation Interest Monthly Interest      3,308,676.37

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.         1,446,928.11
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           239,680.00
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           447,594.35
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             254,238.69
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.        220,181.38
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-      7,890,466.26
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance       3,697,778.78
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance         1,309,630.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

 Pay Certificate Yield if not paid pursuant to              0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance     1,078,518.81
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt         1,431,017.79
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)           118,167.01
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated             581,886.83
Certificate - Sec. 3.05(a)(vii)

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



Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt     1,431,017.79
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total          118,167.01
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback     1,312,850.78
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate           10,785.19

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